SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2014

NYBD Holding, Inc.

(Exact name of Company as specified in its charter)

Florida	333-148987	20-35337265
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 West Olive Avenue, 5F, Burbank CA 91505
(Address of principal executive offices)

Phone: (855) 710-5437
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Effective August 18, 2014, FINRA approved our voluntary stock symbol change request and our symbol changed from "NYBD" to "PLKD" to better reflect the upcoming new name of our company. The symbol change became effective with the Over-the-Counter Bulletin Board at the opening of August 19, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYBD Holding, Inc.

Date: August 19, 2014	By:	/s/ Robert Rico
Robert Rico
Chief Executive Officer